SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
May 31, 2011
Accounting Policies Abstract
Significant Accounting Policies Text Block

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2011, 2010, 2009

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A(2)). We account for our investments in less-than-majority-owned joint ventures under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially-owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary's earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware. SPHC is our wholly owned subsidiary. In accordance with Accounting Standards Codification (“ASC”) 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We have therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and have eliminated the results of SPHC's operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect will remain unchanged until the bankruptcy proceedings have been finalized. Included in this net amount are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)       the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)       the carrying amount of the former subsidiary's assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC's recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity's average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2011.

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission.

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2011, we completed six acquisitions, all of which report through our industrial reportable segment. The acquired product lines and assets included the following: a supplier and installer of industrial flooring systems based in Norway; a product line that includes biodegradable modular systems for vegetated roofs; a manufacturer of polyurethane and epoxy coatings for waterproofing and industrial flooring based in Germany; a supplier of sealants, tapes and membranes for construction markets based in Turkey; a supplier of curb, bridge and channel drainage products for construction and infrastructure markets based in the U.K.; and a manufacturer of synthetic fibers engineered for use as a secondary reinforcement in ready mix concrete and cement-based building products. During the fiscal year ended May 31, 2010, we completed seven acquisitions, the majority of which report through our industrial reportable segment. Our fiscal 2010 acquisitions included the following: a manufacturer and installer of expansion joints and waterproofing systems for bridge decks and parking structures based in the U.K.; a supplier and installer of polymer flooring systems based in Australia; a Dutch manufacturer of industrial cleaners and specialty coatings; a U.K.-based fiberglass safety products supplier; a manufacturer of specialty resin-flooring products based in Ireland; a majority interest in a corrosion-control coatings manufacturer in India; and certain assets, including intangibles, of a U.S. manufacturer of specialty corrosion control products. The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2011 Acquisitions			Fiscal 2010 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total

Current assets		$15,221			$34,446
Property, plant and equipment		3,016			11,378
Goodwill	N/A	16,265		N/A	43,007
Tradenames - indefinite lives	N/A	-		N/A	6,642
Other intangible assets	11	13,493		6	15,026
Other long-term assets		2			242

Total Assets Acquired		$47,997			$110,741

Liabilities assumed		(9,776)			(32,309)

Net Assets Acquired		$38,221	(1)		$78,432	(2)

(1) Figure includes cash acquired of $0.8 million.
(2) Figure includes cash acquired of $5.2 million and reductions to net assets acquired for $0.8 million for purchase accounting adjustments relating to prior period acquisitions.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2011 and May 31, 2010 were not materially different from reported results and, consequently, are not presented.

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its local currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders' equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

7) Property, Plant & Equipment

May 31,	2011	2010
(In thousands)
Land	$35,481	$33,026
Buildings and leasehold improvements	277,268	257,554
Machinery and equipment	685,496	633,506
Total property, plant and equipment, at cost	998,245	924,086
Less: allowance for depreciation and amortization	608,218	541,559
Property, plant and equipment, net	$390,027	$382,527

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements              3 to 25 years

Buildings and improvements              3 to 50 years

Machinery and equipment              1 to 25 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed contract method is applied. Under the completed contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2011, 2010 and 2009, shipping costs were $103.0 million, $101.7 million and $108.8 million, respectively.

10) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. Inventories were composed of the following major classes:

May 31,	2011	2010
(In thousands)
Raw material and supplies	$142,133	$123,144
Finished goods	320,987	263,838
Total Inventory	$463,120	$386,982

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter, using a fair-value approach at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. The annual goodwill impairment assessment involves estimating the fair value of each reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit's projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.

For the fiscal years ended May 31, 2011 and 2010, our fair value determinations did not indicate any impairment of our goodwill balances. However, for the fiscal year ended May 31, 2009, our fair value determinations indicated potential goodwill impairment for one of our reporting units. Therefore, our fiscal 2009 tests included the establishment of a fair value estimate of each tangible and intangible asset for that reporting unit. This process required our estimation of the discounted cash flows expected to be generated by each asset in addition to independent asset appraisals, as deemed appropriate. Our cash flow estimates were based on our historical experience and our internal business plans, and appropriate discount rates were applied. This testing resulted in an impairment charge related to a reduction of the carrying value of goodwill in the amount of $14.9 million at this reporting unit for the fiscal year ended May 31, 2009. The goodwill impairment resulted primarily from soft domestic commercial construction sales coupled with continued low cash flow projections for this reporting unit.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset's projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. The results of our annual impairment test for the fiscal years ended May 31, 2011 and 2010 did not result in any impairment; however, the tests performed during the fiscal year ended May 31, 2009 resulted in a reduction in the carrying value of certain indefinite-lived tradenames of $0.5 million. The impairment resulted from continued slow sales associated with the ongoing declines in residential housing construction during fiscal 2009.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2011, 2010 and 2009, advertising costs were $33.3 million, $39.4 million and $36.2 million, respectively.

13) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2011, 2010 and 2009 were $40.9 million, $41.3 million and $40.1 million, respectively.

14) Cost Reduction Initiatives

During fiscal 2009, we undertook various actions to lower the fixed cost base of certain of our businesses in response to the volatile economic environment at that time. As a result of those cost reduction measures, which included personnel reductions, during fiscal 2009 we incurred employee separation costs of $20.3 million in pretax charges. Of the $20.3 million incurred, $14.6 million was related to our industrial reportable segment (“industrial segment”) and $5.5 million was related to our consumer reportable segment (“consumer segment”), with the remainder recognized at the nonoperating level. These costs, all of which were cash costs, were reflected within SG&A expenses on our fiscal 2009 Consolidated Statements of Income. At May 31, 2009, the balance included in other accrued liabilities in our Consolidated Balance Sheets for these initiatives totaled approximately $5.2 million. We incurred an additional $5.2 million of various new cost reduction initiatives during fiscal 2010, and paid $4.5 million in cash for existing accruals, for an ending balance in this accrual of $5.9 million at May 31, 2010. There were no significant changes in these accounts during fiscal 2011.

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

16) Investment (Income) Expense, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31	2011	2010	2009
(In thousands)
Interest (income)	$(5,058)	$(4,035)	$(5,935)
(Gain) on sale of marketable securities	(9,675)	(2,160)	(1,577)
Other-than-temporary impairment on securities	693	260	15,062
Dividend (income)	(1,642)	(1,641)	(1,756)

Investment (income) expense, net	$(15,682)	$(7,576)	$5,794

17) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

We have not provided for U.S. income and foreign withholding taxes on approximately $978.0 million of foreign subsidiaries' undistributed earnings as of May 31, 2011, because such earnings have been retained and reinvested by the subsidiaries. Accordingly, no provision has been made for U.S. or foreign withholding taxes, which may become payable if undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of share of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note J, “Earnings Per Share of Common Stock,” for additional information.